    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2001
                                                      REGISTRATION NO. 333-56609
                                                                       811-8809
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   [X]
                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 4                    [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                             [X]
                                AMENDMENT NO. 5                            [X]

                             ---------------------

                 MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after this Post-Effective Amendment becomes effective.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

          [ ]  immediately upon filing pursuant to paragraph (b)
          [X]  on April 30, 2001 pursuant to paragraph (b)
          [ ]  60 days after filing pursuant to paragraph (a)
          [ ]  on (date) pursuant to paragraph (a) of rule 485.


            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
================================================================================

                                                     PROSPECTUS - APRIL 30, 2001



Morgan Stanley Dean Witter

                        -------------------------------------------------------

                                                             S&P 500 SELECT FUND

 [GRAPHIC OMITTED]













                              A MUTUAL FUND THAT SEEKS TO PROVIDE A TOTAL RETURN
                          (BEFORE EXPENSES) THAT EXCEEDS THE TOTAL RETURN OF THE STANDARD & POOR'S (REGISTERED TRADEMARK) 500 COMPOSITE STOCK PRICE INDEX


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                    Investment Objective ..............................1

                            Principal Investment Strategies ...................1

                            Principal Risks ...................................2

                            Past Performance ..................................3

                            Fees and Expenses .................................4

                            Additional Investment Strategy Information ........5

                            Additional Risk Information .......................6

                            Fund Management ...................................7


Shareholder Information     Pricing Fund Shares ...............................8

                            How to Buy Shares .................................8

                            How to Exchange Shares ...........................10

                            How to Sell Shares ...............................12

                            Distributions ....................................14

                            Tax Consequences .................................14

                            Share Class Arrangements .........................15


Financial Highlights        ..................................................24


Our Family of Funds         .................................  Inside Back Cover


                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Dean Witter S&P 500 Select Fund seeks to provide a total return (before expenses) that exceeds the total return of the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index.


[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
(end sidebar)


The Fund will normally invest at least 80% of its assets in common stocks of selected companies included in the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index. The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The companies represent a significant portion of the market value of all publicly traded common stocks in the United States. The S&P 500 may include some foreign companies. Unlike the S&P 500, however, the Fund is actively managed by its "Investment Manager," Morgan Stanley Dean Witter Advisors Inc. As such, the Fund's performance will differ from the performance of the S&P 500.


In buying and selling securities for the Fund, the Investment Manager seeks to identify those companies listed in the S&P 500 that have favorable investment recommendations from the equity research departments of recognized investment banking firms, including Morgan Stanley Dean Witter & Co. The Investment Manager will consider the available analytical research reports and investment recommendations concerning each of the companies included in the S&P 500, together with its own investment analysis, to select or overweight favorable companies. The Investment Manager will consider investing in all of the industries represented in the S&P 500; but may not do so if the companies within an industry do not meet its investment criteria. The Fund will not purchase shares of Morgan Stanley Dean Witter & Co.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition to common stocks, the Fund may invest in stock index futures on the S&P 500 and Standard & Poor's Depository Receipts ("SPDRs").

                                ----------------

"Standard & Poor's (Registered Trademark) ," "S&P (Registered Trademark) ," "S&P 500 (Registered Trademark) ," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw Hill Companies, Inc. and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.



[GRAPHIC OMITTED]
PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its stock index futures, SPDRs and foreign securities investments. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past two calendar years.
(end sidebar)



ANNUAL TOTAL RETURNS -- CALENDAR YEARS

          19.28%    -12.28%
          -----      -----
           1999       2000


This bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2001 was -12.93%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 14.93% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was -9.75% (quarter ended December 21, 2000).

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)





AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------

                                       LIFE OF FUND
                      PAST 1 YEAR     (SINCE 9/28/98)
-------------------------------------------------------------
  Class A             -16.18%              7.81%
  Class B             -16.66%              8.37%
  Class C             -13.15%              9.55%
  Class D             -11.36%             10.68%
  S&P 500 Index(1)    - 9.10%             12.09%



(1) Standard & Poor's 500 (Registered Trademark) Index (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]
FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)


(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are estimated based on expenses paid for the fiscal year ended February 28, 2001.
(end sidebar)





-----------------------------------------------------------------------------------------------------------
                                                  CLASS A        CLASS B         CLASS C      CLASS D
-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)       5.25%(1)       None           None          None
-----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)             None(2)        5.00%(3)       1.00%(4)      None
-----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
Management fee                                      0.60%          0.60%          0.60%         0.60%
-----------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees               0.24%          1.00%          0.88%         None
-----------------------------------------------------------------------------------------------------------
Other expenses                                      0.32%          0.32%          0.32%         0.32%
-----------------------------------------------------------------------------------------------------------
Total annual Fund operating expenses                1.16%          1.92%          1.80%         0.92%
-----------------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
(4)  Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                     IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
-----------------------------------------------------     ---------------------------------------
               1 YEAR   3 YEARS   5 YEARS   10 YEARS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------     ---------------------------------------
  CLASS A       $637      $874    $1,130     $1,860          $637      $874    $1,130    $1,860
-----------------------------------------------------     ---------------------------------------
  CLASS B       $695      $903    $1,237     $2,243          $195      $603    $1,037    $2,243
-----------------------------------------------------     ---------------------------------------
  CLASS C       $283      $566    $  975     $2,116          $183      $566    $  975    $2,116
-----------------------------------------------------     ---------------------------------------
  CLASS D       $ 94      $293    $  509     $1,131          $ 94      $293    $  509    $1,131
-----------------------------------------------------     ---------------------------------------





[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.


Stock Index Futures. The Fund may invest in stock index futures with respect to the S&P 500 Index. Stock index futures may be used to simulate investment in the S&P 500 while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

SPDRs. The Fund may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Fund may invest up to 10% of its assets in SPDRs and up to 5% of its assets in SPDRs issued by a single unit investment trust.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.



[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Foreign Securities. The Fund's investments in foreign securities (including depository receipts) may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.

Foreign securities also have risks related to economic and political developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

Futures. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

SPDRs. SPDRs, which the Fund may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

[GRAPHIC OMITTED]
FUND MANAGEMENT
----------------------------

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of March 31, 2001.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

The Fund is managed by the Indexed Portfolio team of the Core Growth Equity Group. Currently, Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, is a member of the team.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended February 28, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]
PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.



[GRAPHIC OMITTED]
HOW TO BUY SHARES
-----------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.msdwadvice.com/funds
(end sidebar)


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)




MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                          MINIMUM INVESTMENT
                                                    ----------------------------
INVESTMENT OPTIONS                                     INITIAL       ADDITIONAL
--------------------------------------------------------------------------------
  Regular Accounts                                       $1,000        $100
--------------------------------------------------------------------------------
  Individual Retirement Accounts: Regular IRAs           $1,000        $100
                                  Education IRAs         $  500        $100
--------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                  $  100*       $100*
--------------------------------------------------------------------------------


* Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter S&P 500 Select Fund.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.


[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.



Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.



For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]
HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS               PROCEDURES
---------------------------------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
  Financial Advisor   financial representative.
                      -----------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                      o  your account number;
[GRAPHIC OMITTED]     o  the name of the Fund;
                      o  the dollar amount or the number of shares you wish to sell;
                      o  the Class of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      -----------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      -----------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      -----------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
---------------------------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly,
[GRAPHIC OMITTED]     quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                      -----------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      -----------------------------------------------------------------------------------------------
                      To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
---------------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]
DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.



[GRAPHIC OMITTED]
TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.



[GRAPHIC OMITTED]
SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12b-1 FEE
---------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                      0.25%
---------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.               1.00%
---------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during first year                                                             1.00%
---------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
---------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


                                                  FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
  Less than $25,000                            5.25%                   5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                   4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                   4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                   3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $1 million            2.00%                   2.04%
---------------------------------------------------------------------------------------
  $1 million and over                          0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. (Morgan Stanley DW) or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the

Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gifts (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Dean Witter Trust FSB serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or
     (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors or Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)



                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-------------------------------------------------------------------
  First                                      5.0%
-------------------------------------------------------------------
  Second                                     4.0%
-------------------------------------------------------------------
  Third                                      3.0%
-------------------------------------------------------------------
  Fourth                                     2.0%
-------------------------------------------------------------------
  Fifth                                      2.0%
-------------------------------------------------------------------
  Sixth                                      1.0%
-------------------------------------------------------------------
  Seventh and thereafter                     None
-------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).


o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B shares.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. Class B shares acquired in exchange for shares of another Morgan Stanley Dean Witter Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.



For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.


Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans or donor-advised charitable gift funds (regardless of the size of the investment).


o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


o    Certain unit investment trusts sponsored by Morgan Stanley DW.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information for the fiscal year ended February 28, 2001 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for prior fiscal periods have been audited by other independent accountants.





                                                                                                       FOR THE PERIOD
                                                        FOR THE YEAR          FOR THE YEAR          SEPTEMBER 28, 1998*
                                                           ENDED                 ENDED                    THROUGH
                                                     FEBRUARY 28, 2001     FEBRUARY 29, 2000         FEBRUARY 28, 1999
-----------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES++
-----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $13.10                 $11.79                    $10.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                     0.03                   0.01                      0.02
  Net realized and unrealized gain (loss)                  (1.52)                  1.34                      1.81
                                                          ------                 ------                    ------
 Total income (loss) from investment operations            (1.49)                  1.35                      1.83
-----------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                       --                     --                     (0.02)
  Net realized gains                                          --                  (0.04)                    (0.02)
                                                          ------                 ------                    ------
 Total dividends and distributions                            --                  (0.04)                    (0.04)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.61                 $13.10                    $11.79
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            (11.37)%                11.50%                    18.32% (1)
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (4):
-----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                   1.16%                  1.22%                     1.23%(2)(3)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                      0.22%                  0.11%                     0.38%(2)(3)
-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                  $6,115                 $4,703                    $3,269
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      61%                    26%                        3%(1)
-----------------------------------------------------------------------------------------------------------------------------



*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 1.55% and 0.06%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                FOR THE PERIOD
                                                  FOR THE YEAR           FOR THE YEAR         SEPTEMBER 28, 1998*
                                                     ENDED                   ENDED                   THROUGH
                                                FEBRUARY 28, 2001      FEBRUARY 29, 2000        FEBRUARY 28, 1999
----------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES++
----------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $12.98                   $11.76                 $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                                 (0.07)                   (0.08)                 (0.02)
  Net realized and unrealized gain (loss)             (1.49)                    1.34                   1.80
                                                     ------                   ------                 ------
 Total income (loss) from investment operations       (1.56)                    1.26                   1.78
----------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gains              --                    (0.04)                 (0.02)#
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $11.42                   $12.98                 $11.76
----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       (12.02)%                  10.67%                 17.96%(1)
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (4):
----------------------------------------------------------------------------------------------------------------------
 Expenses                                              1.92%                    1.97%                  1.98%(2)(3)
----------------------------------------------------------------------------------------------------------------------
 Net investment loss                                  (0.54)%                  (0.64)%                (0.37)%(2)(3)
----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $92,712                 $106,070                $83,021
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 61%                      26%                     3%(1)
----------------------------------------------------------------------------------------------------------------------



*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
#    Includes $0.002 of dividends from net investment income.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 2.30% and (0.69)%, respectively, for period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                     FOR THE PERIOD
                                                        FOR THE YEAR          FOR THE YEAR         SEPTEMBER 28, 1998*
                                                           ENDED                 ENDED                   THROUGH
                                                     FEBRUARY 28, 2001     FEBRUARY 29, 2000        FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $12.98                $11.77                    $10.00
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                                      (0.05)                (0.08)                    (0.02)
  Net realized and unrealized gain (loss)                  (1.50)                 1.33                      1.81
--------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment operations            (1.55)                 1.25                      1.79
                                                          ------                ------                    ------
 Less distributions from net realized gains                   --                 (0.04)                    (0.02)#
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.43                $12.98                    $11.77
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            (11.86)%               10.67%                    17.94%(1)
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (4):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                   1.80%                 1.97%                     1.98%(2)(3)
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                       (0.42)%               (0.64)%                   (0.37)%(2)(3)
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                  $7,734                $9,131                    $6,417
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      61%                   26%                        3%(1)
--------------------------------------------------------------------------------------------------------------------------



*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
#    Includes $.000859 of dividends from net investment income.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 2.30% and (0.69)%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                      FOR THE PERIOD
                                                        FOR THE YEAR          FOR THE YEAR         SEPTEMBER 28, 1998*
                                                           ENDED                 ENDED                   THROUGH
                                                     FEBRUARY 28, 2001     FEBRUARY 29, 2000        FEBRUARY 28, 1999
-------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $13.14               $11.79                   $10.00
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                     0.07                 0.04                     0.02
  Net realized and unrealized gain (loss)                  (1.54)                1.35                     1.81
                                                          ------               ------                   ------
 Total income (loss) from investment operations            (1.47)                1.39                     1.83
-------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                       --                   --                    (0.02)
  Net realized gains                                          --                (0.04)                   (0.02)
                                                          ------               ------                    ------
 Total dividends and distributions                            --                (0.04)                   (0.04)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.67               $13.14                   $11.79
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            (11.19)%              11.84%                   18.38%(1)
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (4):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                   0.92%                0.97%                    0.98%(2)(3)
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                      0.46%                0.36%                    0.63%(2)(3)
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                  $5,427               $1,153                     $203
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      61%                  26%                       3%(1)
-------------------------------------------------------------------------------------------------------------------------------



*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 1.30% and 0.31%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



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28

MORGAN STANLEY DEAN WITTER

FAMILY OF FUNDS


The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!


-----------------------------------------------------------------------------------------------------------------------------------
 GROWTH FUNDS                         GROWTH FUNDS                               THEME FUNDS
                                      Aggressive Equity Fund                     Financial Services Trust

                                      All Star Growth Fund                       Health Sciences Trust

                                      American Opportunities Fund                Information Fund

                                      Capital Growth Securities                  Natural Resource Development Securities

                                      Developing Growth Securities Trust         Technology Fund

                                      Growth Fund                                GLOBAL/INTERNATIONAL FUNDS

                                      Market Leader Trust                        Competitive Edge Fund - "Best Ideas" Portfolio

                                      Mid-Cap Equity Trust                       European Growth Fund

                                      New Discoveries Fund                       Fund of Funds - International Portfolio

                                      Next Generation Trust                      International Fund

                                      Small Cap Growth Fund                      International SmallCap Fund

                                      Special Value Fund                         International Value Equity Fund

                                      Tax-Managed Growth Fund                    Japan Fund

                                      21st Century Trend Fund                    Latin American Growth Fund

                                                                                 Pacific Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS                GROWTH & INCOME FUNDS                      Total Market Index Fund

                                      Balanced Growth Fund                       Total Return Trust

                                      Balanced Income Fund                       Value Fund

                                      Convertible Securities Trust               Value-Added Market Series/Equity Portfolio

                                      Dividend Growth Securities                 THEME FUNDS

                                      Equity Fund                                Real Estate Fund

                                      Fund of Funds - Domestic Portfolio         Utilities Fund

                                      Income Builder Fund                        GLOBAL FUNDS

                                      Mid-Cap Dividend Growth Securities         Global Dividend Growth Securities

                                      S&P 500 Index Fund                         Global Utilities Fund

                                      S&P 500 Select Fund

                                      Strategist Fund
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME FUNDS                         GOVERNMENT INCOME FUNDS                    GLOBAL INCOME FUNDS

                                      Federal Securities Trust                   North American Government Income Trust

                                      Short-Term U.S. Treasury Trust             TAX-FREE INCOME FUNDS

                                      U.S. Government Securities Trust           California Tax-Free Income Fund

                                      DIVERSIFIED INCOME FUNDS                   Hawaii Municipal Trust(FSC)

                                      Diversified Income Trust                   Limited Term Municipal Trust(NL)

                                      CORPORATE INCOME FUNDS                     Multi-State Municipal Series Trust(FSC)

                                      High Yield Securities                      New York Tax-Free Income Fund

                                      Intermediate Income Securities             Tax-Exempt Securities Trust

                                      Short-Term Bond Fund(NL)
-----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUNDS                   TAXABLE MONEY MARKET FUNDS                 TAX-FREE MONEY MARKET FUNDS

                                      Liquid Asset Fund(MM)                      California Tax-Free Daily Income Trust(MM)

                                      U.S. Government Money Market Trust(MM)     New York Municipal Money Market Trust(MM)

                                                                                 Tax-Free Daily Income Trust(MM)



There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.


Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                     PROSPECTUS - APRIL 30, 2001

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                            WWW.MSDWADVICE.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  TICKER SYMBOLS:

  Class A:       SSPAX
-------------------------
  Class B:       SSPBX
-------------------------
  Class C:       SSPCX
-------------------------
  Class D:       SSPDX
-------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8809)


Morgan Stanley Dean Witter

                             ---------------------------------------------------
                                                            S&P 500 SELECT FUND




[GRAPHIC OMITTED]




                                                     A MUTUAL FUND THAT SEEKS TO
                                                  PROVIDE A TOTAL RETURN (BEFORE
                                                EXPENSES) THAT EXCEEDS THE TOTAL
                          RETURN OF THE STANDARD & POOR'S (REGISTERED TRADEMARK)
                                                 500 COMPOSITE STOCK PRICE INDEX

STATEMENT OF ADDITIONAL INFORMATION                  MORGAN STANLEY DEAN WITTER
                                                     S&P 500 SELECT FUND

April 30, 2001
--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus dated April 30, 2001 for the Morgan Stanley Dean Witter S&P 500 Select Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley Dean Witter S&P 500 Select Fund
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS

--------------------------------------------------------------------------------


I.    Fund History ...........................................................4

II.   Description of the Fund and Its Investments and Risks ..................4
          A. Classification ..................................................4
          B. Investment Strategies and Risks .................................4
          C. Fund Policies/Investment Restrictions ...........................8

III.  Management of the Fund .................................................9
          A. Board of Trustees ...............................................9
          B. Management Information ..........................................9
          C. Compensation ...................................................14

IV.   Control Persons and Principal Holders of Securities ...................16

V.    Investment Management and Other Services ..............................16
          A. Investment Manager .............................................16
          B. Principal Underwriter ..........................................17
          C. Services Provided by the Investment Manager ....................17
          D. Dealer Reallowances ............................................18
          E. Rule 12b-1 Plan ................................................18
          F. Other Service Providers ........................................22
          G. Codes of Ethics ................................................22

VI.   Brokerage Allocation and Other Practices ..............................23
          A. Brokerage Transactions .........................................23
          B. Commissions ....................................................23
          C. Brokerage Selection ............................................24
          D. Directed Brokerage .............................................24
          E. Regular Broker-Dealers .........................................24

VII.  Capital Stock and Other Securities ....................................25

VIII. Purchase, Redemption and Pricing of Shares ............................25
          A. Purchase/Redemption of Shares ..................................25
          B. Offering Price .................................................26

IX.   Taxation of the Fund and Shareholders .................................27

X.    Underwriters ..........................................................29

XI.   Calculation of Performance Data .......................................29

XII.  Financial Statements ..................................................30

                       GLOSSARY OF SELECTED DEFINED TERMS


     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.


     "Distributor" - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.


     "Fund" - Morgan Stanley Dean Witter S&P 500 Select Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley DW " - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Morgan Stanley Dean Witter Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "MSDW Services Company" - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on June 8, 1998, with the name Morgan Stanley Dean Witter S&P 500 Select Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide a total return (before expenses) that exceeds the total return of the S&P 500 Composite Stock Price Index.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


     DISCLAIMER. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.


     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     STOCK INDEX FUTURES TRANSACTIONS. The Fund may invest in stock index futures.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, or U.S. Government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     Limitations on Futures Contracts. The Fund may not enter into futures contracts if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     Risks of Transactions in Futures Contracts. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market movement trends by the Investment Manager may still not result in a successful hedging transaction.


     There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index).

     In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;



     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its total assets.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 20% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:

      1. Seek to provide a total return (before expenses) that exceeds the total return of the S&P 500 Composite Stock Price Index.

     The Fund may not:

      1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

      2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

      3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

      4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell index futures contracts.

      6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

      9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing or selling futures contracts or options; (c) borrowing money in accordance with restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities.

     10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or
         (c) by lending its portfolio securities.

     11. Make short sales of securities.

     12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin.

     13. Invest more than 15% of its total assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days.

     14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     15. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six

Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 97 such funds as of the calendar year ended December 31, 2000), are shown below.




 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------

Michael Bozic (60) ........................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; formerly Vice Chairman of
c/o Mayer, Brown & Platt                      Kmart Corporation (December 1998-October
Counsel to the Independent Trustees           2000), Chairman and Chief Executive Officer of
1675 Broadway                                 Levitz Furniture Corporation (November 1995-
New York, New York                            November 1998) and President and Chief
                                              Executive Officer of Hills Department Stores (May
                                              1991-July 1995); formerly variously Chairman, Chief
                                              Executive Officer, President and Chief Operating
                                              Officer (1987-1991) of the Sears Merchandise Group of
                                              Sears, Roebuck and Co.; Director of Weirton Steel
                                              Corporation.

Charles A. Fiumefreddo* (67) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board, Chief                  Officer of the Morgan Stanley Dean Witter Funds;
Executive Officer and Trustee                 formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Morgan Stanley DW; Chairman
                                              and Director of the Transfer Agent; formerly Director
                                              and/or officer of various MSDW subsidiaries (until
                                              June 1998).

Edwin J. Garn (68) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator (R-
c/o Summit Ventures LLC                       Utah) (1974-1992) and Chairman, Senate Banking
1 Utah Center                                 Committee (1980-1986); formerly Mayor of Salt
201 S. Main Street                            Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                          Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical company);
                                              Director of Franklin Covey (time management systems),
                                              BMW Bank of North America, Inc. (industrial loan
                                              corporation), United Space Alliance (joint venture
                                              between Lockheed Martin and the Boeing Company) and
                                              Nuskin Asia Pacific (multilevel marketing); member of
                                              the Utah Regional Advisory Board of Pacific Corp.;
                                              member of the board of various civic and charitable
                                              organizations.



 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------

Wayne E. Hedien (67) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Mayer, Brown & Platt                      Inc. (private mortgage insurance); Trustee and
Counsel to the Independent Trustees           Vice Chairman of The Field Museum of Natural
1675 Broadway                                 History; formerly associated with the Allstate
New York, New York                            Companies (1966-1994), most recently as
                                              Chairman of The Allstate Corporation (March 1993-
                                              December 1994) and Chairman and Chief Executive
                                              Officer of its wholly-owned subsidiary, Allstate
                                              Insurance Company (July 1989-December 1994); director
                                              of various other business and charitable
                                              organizations.

James F. Higgins* (53) ....................   Chairman of the Private Client Group of MSDW
Trustee                                       (since August 2000); Director of the Transfer Agent
Two World Trade Center                        and Dean Witter Realty Inc.; Director or Trustee of
New York, New York                            the Morgan Stanley Dean Witter Funds (since June
                                              2000); previously President and Chief Operating
                                              Officer of the Private Client Group of MSDW (May
                                              1999-August 2000), President and Chief Operating
                                              Officer of Individual Securities of MSDW (February
                                              1997-May 1999), President and Chief Operating Officer
                                              of Dean Witter Securities of MSDW (1995- February
                                              1997), and Director (1985-1997) of Morgan Stanley DW.

Dr. Manuel H. Johnson (52) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit Committee
Washington, D.C.                              and Director or Trustee of the Morgan Stanley Dean
                                              Witter Funds; Director of Greenwich Capital Markets,
                                              Inc. (broker-dealer), Independence Standards Board
                                              (private sector organization governing independence
                                              of auditors) and NVR, Inc. (home construction);
                                              Chairman and Trustee of the Financial Accounting
                                              Foundation (oversight organization of the Financial
                                              Accounting Standards Board); formerly Vice Chairman
                                              of the Board of Governors of the Federal Reserve
                                              System (1986- 1990) and Assistant Secretary of the
                                              U.S. Treasury.

Michael E. Nugent (64) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice President,
New York, New York                            Bankers Trust Company and BT Capital Corporation
                                              (1984-1988); director of various business
                                              organizations.

Philip J. Purcell* (57) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Morgan Stanley DW
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various MSDW
                                              subsidiaries.



 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------

John L. Schroeder (70) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens
Counsel to the Independent Trustees           Communications Company (telecommunications company);
1675 Broadway                                 formerly Executive Vice President and Chief
New York, New York                            Investment Officer of the Home Insurance Company
                                              (August 1991-September 1995).

Mitchell M. Merin (47) ....................   President and Chief Operating Officer of Morgan
President                                     Stanley Dean Witter Asset Management (since
Two World Trade Center                        December 1998); President and Director (since
New York, New York                            April 1997) and Chief Executive Officer (since June
                                              1998) of the Investment Manager and MSDW Services
                                              Company; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June 1998);
                                              Chairman and Chief Executive Officer (since June
                                              1998) and Director (since January 1998) of the
                                              Transfer Agent; Director of various MSDW
                                              subsidiaries; President of the Morgan Stanley Dean
                                              Witter Funds (since May 1999); Trustee of various Van
                                              Kampen investment companies (since December 1999);
                                              previously Chief Strategic Officer of the Investment
                                              Manager and MSDW Services Company and Executive Vice
                                              President of the Distributor (April 1997-June 1998),
                                              Vice President of the Morgan Stanley Dean Witter
                                              Funds; (May 1997-April 1999), and Executive Vice
                                              President of Dean Witter, Discover & Co.

Barry Fink (46) ...........................   General Counsel (since May 2000) and Managing
Vice President,                               Director (since December 2000) of Morgan Stanley
Secretary and General Counsel                 Dean Witter Asset Management; Managing Director
Two World Trade Center                        (since December 2000) and Secretary and General
New York, New York                            Counsel (since February 1997) and Director (since
                                              July 1998) of the Investment Manager and MSDW
                                              Services Company; Vice President, Secretary and
                                              General Counsel of the Morgan Stanley Dean Witter
                                              Funds (since February 1997); Vice President and
                                              Secretary of the Distributor; previously, Senior Vice
                                              President (March 1997-December 1999), First Vice
                                              President, Assistant Secretary and Assistant General
                                              Counsel of the Investment Manager and MSDW Services
                                              Company.

Guy G. Rutherfurd, Jr. (61) ...............   Managing Director of the Investment Manager
Vice President                                (since December 2000); previously Senior Vice
Two World Trade Center                        President of the Investment Manager (February
New York, New York                            1997-December 2000); formerly Executive Vice
                                              President and Chief Investment Officer of Nomura
                                              Asset Management (U.S.A.) Inc. (May 1992- February
                                              1997).

Thomas F. Caloia (55) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds.


----------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act.

     Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company and Chief Executive Officer and Director of the Transfer Agent, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and Peter Hermann, Vice President of the Investment Manager, are Vice Presidents of the Fund, and Kevin Jung and Alice Weiss, Vice Presidents of the Investment Manager, are Assistant Vice Presidents of the Fund.

     In addition, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, Marilyn K. Cranney and Todd Lebo, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended February 28, 2001.



                               FUND COMPENSATION


                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,600
Edwin J. Garn .................        1,650
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        2,400
Michael E. Nugent .............        2,150
John L. Schroeder .............        2,100



     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS


                                     TOTAL CASH
                                    COMPENSATION
                                    FOR SERVICES
                                       TO 97
                                   MORGAN STANLEY
                                    DEAN WITTER
NAME OF INDEPENDENT TRUSTEE            FUNDS
-------------------------------   ---------------
Michael Bozic .................       $146,917
Edwin J. Garn .................        151,717
Wayne E. Hedien ...............        151,567
Dr. Manuel H. Johnson .........        223,655
Michael E. Nugent .............        199,759
John L. Schroeder .............        194,809




     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2000 and by the 53 Morgan Stanley Dean Witter Funds (not including the Fund) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 53 Morgan Stanley Dean Witter Funds as of the calendar year ended December 31, 2000.


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                        FOR ALL ADOPTING FUNDS
                                  ----------------------------------
                                      ESTIMATED
                                   CREDITED YEARS       ESTIMATED           RETIREMENT              ESTIMATED
                                    OF SERVICE AT     PERCENTAGE OF      BENEFITS ACCRUED      ANNUAL BENEFITS UPON
NAME OF                              RETIREMENT          ELIGIBLE       AS EXPENSES BY ALL     RETIREMENT FROM ALL
INDEPENDENT TRUSTEE                 (MAXIMUM 10)       COMPENSATION       ADOPTING FUNDS        ADOPTING FUNDS(2)
-------------------------------   ----------------   ---------------   --------------------   ---------------------
Michael Bozic .................          10                60.44%             $20,001                $52,885
Edwin J. Garn .................          10                60.44               29,348                 52,817
Wayne E. Hedien ...............           9                51.37               37,886                 44,952
Dr. Manuel H. Johnson .........          10                60.44               21,187                 77,817
Michael E. Nugent .............          10                60.44               36,202                 69,506
John L. Schroeder .............           8                50.37               65,337                 53,677


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Trustee's elections described in Footnote
      (1) on page 15.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund on April 9, 2001: Donald P. Shiley and Darlene Shiley, Trustees, The Donald
P. and Darlene V. Shiley Trust, P.O. Box 207, Pauma Valley, CA 92061-0207 - 19.887%; Morgan Stanley Dean Witter Trust FSB, Trustee, National Hot Rod Association, 401(k) Salary Saving Retirement Plan, P.O. Box 957, Jersey City, NJ 07303-0957 - 16.559%; John Tyree, c/o London Pouch, 1585 Broadway, New York, NY 10036-8200 - 11.408%. The following owned 5% or more of the outstanding Class C shares of the Fund as of April 9, 2001: Donald Pearce Shiley, Trustee, The Shiley Family Trust, P.O. Box 207, Pauma Valley, CA 92061-0207 - 9.055%. The following owned 5% or more of the outstanding Class D shares of the Fund as of April 9, 2001: Sue S. Smiser, Trustee, Sue S. Smiser Family Trust, 531 Marina Avenue, Coronado, CA 92118-2715 - 27.439%; Morgan Stanley DW, Custodian for Stephen L. Lawton, IRA Rollover, 620 Howard Avenue, Pitman, NJ 08071-1833 - 5.167%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rate to the net assets of the Fund determined as of the close of each business day: 0.60%. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the period September 28, 1998 (commencement of operations) through February 28, 1999 and for the fiscal year ended February 29, 2000, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $132,990, $705,671 and $742,059, respectively. The amount for the period ended February 28, 1999 takes into account that the Investment Manager assumed all expenses (except for brokerage and 12b-1 fees) and waived the compensation provided for in its Management Agreement until November 13, 1998.


     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of Class A and 1.0% of the average daily net assets of each of Class B and Class C.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the period September 28, 1998 (commencement of operations) through February 28, 1999, and for the fiscal years ended February 29, 2000 and February 28, 2001, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).




                                                                           FOR THE PERIOD
                                                                         SEPTEMBER 28, 1998
                                                                              THROUGH
                              2001                      2000              FEBRUARY 28, 1999
                    ------------------------   -----------------------  ----------------------
 Class A .........   FSCs:(1)      $ 11,119    FSCs:(1)     $ 34,477    FSCs:(1)    $21,224
                    CDSCs:         $    305   CDSCs:        $  4,005   CDSCs:       $     0
 Class B .........  CDSCs:         $300,922   CDSCs:        $328,400   CDSCs:       $34,119
 Class C .........  CDSCs:         $  8,961   CDSCs:        $  8,903   CDSCs:       $ 3,891


----------
(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.



     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended February 28, 2001, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $12,341, $1,073,387 and $73,518, respectively, which amounts are equal to 0.24%, 1.00% and 0.88% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.



     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.



     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.



     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 28, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $8,264,815 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 23.35% ($1,929,432)-advertising and promotional expenses; (ii) 1.94% ($160,631)-printing of prospectuses for distribution to other than current shareholders; and (iii) 74.71% ($6,174,752)-other expenses, including the gross sales credit and the carrying charge, of which 6.44% ($397,854) represents carrying charges, 38.73% ($2,391,636) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.83% ($3,385,262) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended February 28, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $5,235,012 as of February 28, 2001 (the end of the Fund's fiscal year), which was equal to 5.65% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2000 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the

Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.



     (2) CUSTODIAN AND INDEPENDENT AUDITORS



     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.



     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.



     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A.   BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.



     For the period September 28, 1998 (commencement of operations) through February 28, 1999 and for the fiscal years ended February 29, 2000 and February 28, 2001, the Fund paid a total of $44,371, $50,346 and $91,570, respectively, in brokerage commissions.


B.   COMMISSIONS



     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the period September 28, 1998 (commencement of operations) through February 28, 1999 and for the fiscal years ended February 29, 2000 and February 28, 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the period September 28, 1998 (commencement of operations) through February 28, 1999 and for the fiscal years ended February 29, 2000 and February 28, 2001, the Fund did not pay any brokerage commissions to Morgan Stanley DW.



     During the period September 28, 1998 (commencement of operations) through February 28, 1999 and for the fiscal year ended February 29, 2000, the Fund did not pay any brokerage commissions to

Morgan Stanley & Co. During the fiscal year ended February 28, 2001, the Fund paid a total of $498 in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended February 28, 2001, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.54% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.50% of aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C.   BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.



     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.



D.   DIRECTED BROKERAGE



     During the fiscal year ended February 28, 2001, the Fund did not pay any brokerage commissions to brokers because of research services provided.



E.   REGULAR BROKER-DEALERS



     During the fiscal year ended February 28, 2001, the Fund purchased securities issued by The Bank of New York, Merrill Lynch & Co. Inc., J.P.
Morgan Chase & Co. and PaineWebber Inc., which issuers were among the ten brokers or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At February 28, 2001, the Fund held securities issued by The Bank of New York, Merrill Lynch & Co. Inc., and J.P. Morgan Chase & Co., with market values of $525,515, $615,113 and $1,072,060, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.



     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.



     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A.   PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean

Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.


     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B.   OFFERING PRICE



     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.



     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.



     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.



     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in futures transactions and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.



     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.



     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.



     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.



     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains or losses. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they cancompute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other continuously offered Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.   UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI.  CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involved a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (which the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A for the one year and the life of the Fund (which commenced on September 28, 1998) periods ended February 28, 2001 were -16.03% and 4.32%, respectively. The average annual total returns of Class B for the one year and the life of the Fund periods ended February 28, 2001 were -16.42% and 4.74%, respectively. The average annual total returns of Class C for the one year and the life of the Fund periods ended February 28, 2001 were -12.75% and 5.96%, respectively. The average annual total returns of Class D for the one year and the life of the Fund periods ended February 28, 2001 were -11.19% and 6.92%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class A for the one year and the life of the Fund periods ended February 28, 2001 were -11.37% and 6.67%, respectively. The average annual total returns of Class B for the one year and the life of the Fund periods ended February 28, 2001 were -12.02% and 5.89%, respectively. The average annual total returns of Class C for the one year and the life of the Fund periods ended February 28, 2001 were -11.86% and 5.96%, respectively. The average annual total returns of Class D for the one year and the life of the Fund periods ended February 28, 2001 were -11.19% and 6.92%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it as assumed that all dividends and distribution are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sale charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A for the one year and the life of the Fund periods ended February 28, 2001 were -11.37% and 16.92%, respectively. The total returns of Class B for the one year and the life of the Fund periods ended

February 28, 2001 were -12.02% and 14.86%, respectively. The total returns of Class C for the one year and the life of the Fund periods ended February 28, 2001 were -11.86% and 15.04%, respectively. The total returns of Class D for the one year and the life of the Fund periods ended February 28, 2001 were -11.19% and 17.59%, respectively.

     The Fund may also advertise the growth of hypothetical investment of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at February 28, 2001:





                                     Investment at Inception of:
                     Inception   -----------------------------------

Class                  Date:      $10,000     $50,000      $100,000
-----------------   ----------   ---------   ---------   -----------
Class A .........   9/28/98      $11,078     $56,122      $113,412
Class B .........   9/28/98       11,486      57,430       114,860
Class C .........   9/28/98       11,504      57,520       115,040
Class D .........   9/28/98       11,759      58,795       117,590



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended February 28, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001





    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             ------------------

                    COMMON STOCKS AND WARRANTS (95.7%)
                    Advertising/Marketing
                    Services (0.3%)

    3,419           Interpublic Group of Companies, Inc.      $   128,554
    1,981           Omnicom Group, Inc. ...................       179,657
                                                              -----------
                                                                  308,211
                                                              -----------
                    Aerospace & Defense (1.1%)

  10,290            Boeing Co. ............................       640,038
   2,142            General Dynamics Corp. ................       146,042
   1,115            Goodrich (B.F.) Co. (The) .............        45,091
   3,379            Lockheed Martin Corp. .................       126,577
     647            Northrop Grumman Corp. ................        60,786
   3,465            Raytheon Co. (Class B) ................       115,073
   1,147            Textron, Inc. .........................        60,768
                                                              -----------
                                                                1,194,375
                                                              -----------
                    Agricultural Commodities/
                    Milling (0.1%)

   5,125            Archer-Daniels-Midland Co. ............        77,131
                                                              -----------
                    Air Freight/Couriers (0.1%)

   2,334            FedEx Corp.* ..........................        95,531
                                                              -----------
                    Airlines (0.3%)

   1,939            AMR Corp.* ............................        64,472
   1,526            Delta Air Lines, Inc. .................        64,275
   8,265            Southwest Airlines Co. ................       153,729
                                                              -----------
                                                                  282,476
                                                              -----------
                    Alternative Power Generation (0.4%)
   5,302            AES Corp. (The)* ......................       286,149
   2,992            Calpine Corp.* ........................       133,114
                                                              -----------
                                                                  419,263
                                                              -----------
                    Aluminum (0.4%)

   3,417            Alcan Aluminium, Ltd. (Canada) ........       126,053
   9,826            Alcoa, Inc. ...........................       351,378
                                                              -----------
                                                                  477,431
                                                              -----------
                    Apparel/Footwear (0.2%)

     623            Liz Claiborne, Inc. ...................        30,340
   3,561            Nike, Inc. (Class B) ..................       139,057
   1,056            VF Corp. ..............................        38,111
                                                              -----------
                                                                  207,508
                                                              -----------
                    Apparel/Footwear Retail (0.3%)

   6,804            Gap, Inc. (The) .......................       185,341
   5,079            Limited, Inc. (The) ...................        89,644
   2,932            TJX Companies, Inc. (The) .............        89,661
                                                              -----------
                                                                  364,646
                                                              -----------

    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             ------------------
                    Auto Parts: O.E.M. (0.3%)
   7,969            Delphi Automotive Systems Corp.           $   111,805
     829            Eaton Corp. ...........................        58,983
     917            Johnson Controls, Inc. ................        60,962
   1,623            TRW Inc. ..............................        63,362
   1,182            Visteon Corp. .........................        17,021
                                                              -----------
                                                                  312,133
                                                              -----------
                    Beverages: Alcoholic (0.5%)

  10,431            Anheuser-Busch Companies, Inc. ........       455,835
     494            Brown-Forman Corp. (Class B) ..........        31,369
     398            Coors (Adolph) Co. (Class B) ..........        26,646
                                                              -----------
                                                                  513,850
                                                              -----------
                    Beverages: Non-Alcoholic (1.6%)

  19,574            Coca-Cola Co. .........................     1,038,009
   3,567            Coca-Cola Enterprises Inc. ............        80,971
  15,476            PepsiCo, Inc. .........................       713,134
                                                              -----------
                                                                1,832,114
                                                              -----------
                    Biotechnology (1.0%)

  12,673            Amgen Inc.* ...........................       913,248
   1,109            Biogen, Inc.* .........................        79,363
   2,480            MedImmune, Inc.* ......................       108,345
                                                              -----------
                                                                1,100,956
                                                              -----------
                    Broadcasting (0.4%)
   6,586            Clear Channel Communications,
                    Inc.* .................................       376,390
   3,350            Univision Communications, Inc.
                    (Class A)* ............................       110,550
                                                              -----------
                                                                  486,940
                                                              -----------
                    Building Products (0.1%)

   5,507            Masco Corp. ...........................       128,699
                                                              -----------
                    Cable/Satellite TV (0.4%)

  10,296            Comcast Corp. (Class A Special)* ......       445,945
                                                              -----------
                    Casino/Gaming (0.0%)

   1,514            Harrah's Entertainment, Inc.* .........        46,964
                                                              -----------
                    Chemicals: Major Diversified (0.6%)
   4,875            Dow Chemical Co. (The) ................       159,949
   8,831            Du Pont (E.I.) de Nemours & Co.,
                    Inc. ..................................       385,826
     742            Eastman Chemical Co. ..................        38,176
   1,477            Hercules Inc.* ........................        20,796
   1,765            Rohm & Haas Co. .......................        64,864
                                                              -----------
                                                                  669,611
                                                              -----------





                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued




    NUMBER OF
      SHARES                                                           VALUE
-----------------                                               ----------------
                    Chemicals: Specialty (0.2%)

   2,065            Air Products & Chemicals, Inc. ..........   $    83,736
     903            Engelhard Corp. .........................        21,609
     280            FMC Corp.* ..............................        21,493
   1,894            Praxair, Inc. ...........................        84,472
                                                                -----------
                                                                    211,310
                                                                -----------
                    Commercial Printing/Forms (0.0%)

   1,291            Deluxe Corp. ............................        31,436
                                                                -----------
                    Computer Communications (1.7%)

   2,336            Avaya Inc.* .............................        32,704
   1,436            Cabletron Systems, Inc.* ................        19,314
  78,717            Cisco Systems, Inc.* ....................     1,864,609
                                                                -----------
                                                                  1,916,627
                                                                -----------
                    Computer Peripherals (1.2%)

  25,032            EMC Corp.* ..............................       995,272
   1,006            Lexmark International, Inc. * ...........        52,312
     921            McData Corp. (Class A)* .................        16,469
   3,605            Network Appliance, Inc.* ................       107,249
   1,022            QLogic Corp.* ...........................        38,197
   1,670            Symbol Technologies, Inc. ...............        77,404
                                                                -----------
                                                                  1,286,903
                                                                -----------
                    Computer Processing
                    Hardware (3.3%)

  15,494            Compaq Computer Corp. ...................       312,979
  27,764            Dell Computer Corp.* ....................       607,337
   3,480            Gateway, Inc.* ..........................        59,856
  18,104            Hewlett-Packard Co. .....................       522,300
  14,038            International Business Machines
                    Corp. ...................................     1,402,396
     996            NCR Corp.* ..............................        43,824
   6,529            Palm, Inc.* .............................       113,441
  29,011            Sun Microsystems, Inc.* .................       576,594
                                                                -----------
                                                                  3,638,727
                                                                -----------
                    Construction Materials (0.0%)

     700            Vulcan Materials Co. ....................        29,631
                                                                -----------
                    Consumer Sundries (0.0%)

     425            American Greetings Corp. (Class A) ......         5,550
                                                                -----------
                    Containers/Packaging (0.1%)

     851            Ball Corp. ..............................        35,231
     434            Bemis Company, Inc. .....................        14,765
     895            Pactiv Corp.* ...........................        12,038
     779            Sealed Air Corp.* .......................        30,498
     649            Temple-Inland, Inc. .....................        30,886
                                                                -----------
                                                                    123,418
                                                                -----------

    NUMBER OF
      SHARES                                                           VALUE
-----------------                                               ----------------
                    Contract Drilling (0.3%)

   1,636            Nabors Industries, Inc.* ................   $    92,761
   1,501            Noble Drilling Corp.* ...................        69,872
   1,117            Rowan Companies, Inc.* ..................        31,890
   2,406            Transocean Sedco Forex Inc. .............       115,801
                                                                -----------
                                                                    310,324
                                                                -----------
                    Data Processing Services (0.7%)

   4,948            Automatic Data Processing, Inc. .........       291,932
   1,728            Ceridian Corp.* .........................        34,957
   4,662            First Data Corp. ........................       287,925
   2,884            Paychex, Inc. ...........................       115,180
                                                                -----------
                                                                    729,994
                                                                -----------
                    Department Stores (0.4%)

   1,786            Federated Department Stores, Inc.* ......        86,353
   4,384            Kohl's Corp.* ...........................       288,949
   2,927            May Department Stores Co. ...............       115,880
                                                                -----------
                                                                    491,182
                                                                -----------
                    Discount Stores (2.2%)

     817            Consolidated Stores Corp.* ..............        12,672
   3,522            Dollar General Corp. ....................        65,509
  10,606            Target Corp. ............................       413,634
  39,705            Wal-Mart Stores, Inc. ...................     1,988,823
                                                                -----------
                                                                  2,480,638
                                                                -----------
                    Drugstore Chains (0.6%)

   4,475            CVS Corp. ...............................       272,975
   8,048            Walgreen Co. ............................       356,687
                                                                -----------
                                                                    629,662
                                                                -----------
                    Electric Utilities (2.0%)

   1,595            Allegheny Energy, Inc. ..................        75,683
   1,555            CMS Energy Corp. ........................        45,950
   1,999            Constellation Energy Group, Inc. ........        85,357
   3,254            Dominion Resources, Inc. ................       213,332
   1,467            DTE Energy Co. ..........................        53,267
   8,678            Duke Energy Corp. .......................       353,628
   3,614            Edison International ....................        53,849
   3,257            Entergy Corp. ...........................       126,469
   4,773            Exelon Corp. ............................       312,011
   3,436            PG & E Corp.* ...........................        47,967
     943            Pinnacle West Capital Corp. .............        43,802
   1,814            PPL Corp. ...............................        82,882
   2,396            Public Service Enterprise Group, Inc.           107,365
   3,348            Reliant Energy, Inc. ....................       140,649
   7,043            Southern Co. (The) ......................       217,981
   2,988            TXU Corp. ...............................       123,225
   3,726            Xcel Energy, Inc. .......................       105,073
                                                                -----------
                                                                  2,188,490
                                                                -----------



                       See Notes to Financial Statements
                                       32

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued



    NUMBER OF
      SHARES                                                            VALUE
-----------------                                                ---------------
                    Electrical Products (0.4%)

    794             Cooper Industries, Inc. ..................   $    34,142
  4,944             Emerson Electric Co. .....................       330,754
  2,190             Molex Inc. ...............................        79,524
    462             National Service Industries, Inc. ........        11,167
    793             Power-One, Inc.* .........................        14,076
                                                                 -----------
                                                                     469,663
                                                                 -----------
                    Electronic Components (0.3%)

  2,502             Jabil Circuit, Inc.* .....................        56,245
  3,439             Sanmina Corp.* ...........................       102,525
  6,934             Solectron Corp.* .........................       188,951
                                                                 -----------
                                                                     347,721
                                                                 -----------
                    Electronic Equipment/
                    Instruments (0.6%)

  5,239             Agilent Technologies, Inc.* ..............       188,604
15,583              JDS Uniphase Corp.* ......................       416,845
   597              PerkinElmer, Inc. ........................        43,712
 1,174              Tektronix, Inc.* .........................        28,986
                                                                 -----------
                                                                     678,147
                                                                 -----------
                    Electronic Production
                    Equipment (0.3%)

 5,992              Applied Materials, Inc.* .................       253,162
 1,438              KLA-Tencor Corp.* ........................        51,408
   759              Novellus Systems, Inc.* ..................        29,316
                                                                 -----------
                                                                     333,886
                                                                 -----------
                    Electronics/Appliance Stores (0.2%)

 2,584              Best Buy Co., Inc.* ......................       105,841
 2,379              RadioShack Corp. .........................       101,821
                                                                 -----------
                                                                     207,662
                                                                 -----------
                    Electronics/Appliances (0.0%)

   547              Whirlpool Corp. ..........................        28,920
                                                                 -----------
                    Engineering & Construction (0.0%)

   520              Flour Corp.* .............................        19,822
                                                                 -----------
                    Environmental Services (0.1%)

 1,017              Allied Waste Industries, Inc.* ...........        16,425
 4,797              Waste Management, Inc. ...................       121,700
                                                                 -----------
                                                                     138,125
                                                                 -----------
                    Finance/Rental/Leasing (2.3%)

 2,321              Capital One Financial Corp. ..............       128,235
 2,245              CIT Group, Inc. (The) (Series A) .........        51,859
   680              Countrywide Credit Industries, Inc. ......        30,076
12,818              Fannie Mae ...............................     1,021,595
 8,802              Freddie Mac ..............................       579,612
 4,059              Household International, Inc. ............       235,097
 9,034              MBNA Corp. ...............................       297,038
 3,369              Providian Financial Corp. ................       168,484


    NUMBER OF
      SHARES                                                            VALUE

-----------------                                                --------------
   507              Ryder System, Inc. .......................   $    10,404
 1,458              USA Education Inc. .......................       105,749
                                                                 -----------
                                                                   2,628,149
                                                                 -----------
                    Financial Conglomerates (4.2%)

12,164              American Express Co. .....................       533,756
62,245              Citigroup, Inc. ..........................     3,061,209
22,976              J.P. Morgan Chase & Co. ..................     1,072,060
                                                                 -----------
                                                                   4,667,025
                                                                 -----------
                    Financial Publishing/Services (0.2%)
 1,657              Equifax, Inc. ............................        50,224
 2,721              McGraw-Hill Companies, Inc.

                    (The) ....................................       160,430
 1,995              Moody's Corp. ............................        53,785
                                                                 -----------
                                                                     264,439
                                                                 -----------
                    Food Distributors (0.1%)

   878              Supervalu, Inc. ..........................        12,318
 5,434              SYSCO Corp. ..............................       148,131
                                                                 -----------
                                                                     160,449
                                                                 -----------
                    Food Retail (0.6%)

10,551              Kroger Co.* ..............................       255,756
 6,695              Safeway Inc.* ............................       363,605
                                                                 -----------
                                                                     619,361
                                                                 -----------
                    Food: Major Diversified (1.0%)

 4,404              General Mills, Inc. ......................       197,519
 3,689              Heinz (H.J.) Co. .........................       157,078
 3,847              Quaker Oats Company (The) ................       375,159
 4,514              Ralston-Ralston Purina Group .............       140,747
10,568              Sara Lee Corp. ...........................       229,220
                                                                 -----------
                                                                   1,099,723
                                                                 -----------
                    Food: Meat/Fish/Dairy (0.1%)

 6,145              ConAgra, Inc. ............................       120,934
                                                                 -----------
                    Food: Specialty/Candy (0.2%)

 1,427              Hershey Foods Corp. ......................        91,456
 1,321              Wrigley (Wm.) Jr. Co. ....................       123,012
                                                                 -----------
                                                                     214,468

                                                                 -----------
                    Forest Products (0.1%)

 2,092              Weyerhaeuser Co. .........................       112,424
                                                                 -----------
                    Gas Distributors (0.1%)

 1,148              KeySpan Corp. ............................        44,715
   275              Nicor Inc. ...............................        10,175
 1,729              NiSource Inc. ............................        49,501
   314              ONEOK, Inc. ..............................        13,800
   372              Peoples Energy Corp. .....................        14,564
 1,418              Sempra Energy ............................        31,692
                                                                 -----------
                                                                     164,447
                                                                 -----------



                       See Notes to Financial Statements
                                       33

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued




    NUMBER OF
      SHARES                                                               VALUE
-----------------                                                   ------------
                    Home Building (0.0%)

     698            Centex Corp. ................................   $    28,730
     405            KB HOME .....................................        11,320
     315            Pulte Corp. .................................        10,820
                                                                    -----------
                                                                         50,870
                                                                    -----------
                    Home Furnishings (0.1%)

   3,356            Leggett & Platt, Inc. .......................        64,905
                                                                    -----------
                    Home Improvement Chains (0.9%)

  18,138            Lowe's Companies, Inc. ......................     1,013,551
                                                                    -----------
                    Hospital/Nursing
                    Management (0.4%)

   6,483            HCA-The Healthcare Corp. ....................       256,727
   3,598            Tenet Healthcare Corp.* .....................       165,976
                                                                    -----------
                                                                        422,703
                                                                    -----------
                    Hotels/Resorts/Cruiselines (0.4%)

   7,337            Carnival Corp. ..............................       244,616
   2,560            Marriott International, Inc. (Class A) ......       109,261
   2,455            Starwood Hotels & Resorts
                    Worldwide, Inc. .............................        85,679
                                                                    -----------
                                                                        439,556
                                                                    -----------
                    Household/Personal Care (1.7%)

     560            Alberto-Culver Co. (Class B) ................        22,434
   2,816            Avon Products, Inc. .........................       119,567
   1,238            Clorox Co. ..................................        44,518
   4,019            Colgate-Palmolive Co. .......................       237,322
   8,249            Gillette Co. ................................       268,175
     825            International Flavors &

                    Fragrances, Inc. ............................        16,673
   6,439            Kimberly-Clark Corp. ........................       460,388
  10,708            Procter & Gamble Co. (The) ..................       754,914
                                                                    -----------
                                                                      1,923,991
                                                                    -----------
                    Industrial Conglomerates (6.7%)

115,446             General Electric Co.** ......................     5,368,239
  6,343             Honeywell International, Inc. ...............       296,282
    920             ITT Industries, Inc. ........................        37,306
  3,138             Minnesota Mining &
                    Manufacturing Co. ...........................       353,810
 19,340             Tyco International Ltd. (Bermuda)                 1,056,931
  5,377             United Technologies Corp. ...................       418,922
                                                                    -----------
                                                                      7,531,490
                                                                    -----------
                    Industrial Machinery (0.3%)

  3,166             Illinois Tool Works Inc. ....................       191,701
  1,398             Ingersoll-Rand Co. ..........................        60,603
  1,442             Parker-Hannifin Corp. .......................        62,049
                                                                    -----------
                                                                        314,353
                                                                    -----------

    NUMBER OF
      SHARES                                                               VALUE
-----------------                                                   ------------
                    Industrial Specialties (0.3%)

  1,433             Ecolab, Inc. ................................   $    60,114
    428             Millipore Corp. .............................        22,470
  1,311             PPG Industries, Inc. ........................        66,992
  7,947             Sherwin-Williams Co. ........................       199,470
                                                                    -----------
                                                                        349,046
                                                                    -----------
                    Information Technology
                    Services (0.5%)

  1,720             Computer Sciences Corp.* ....................       102,701
  4,127             Electronic Data Systems Corp. ...............       263,426
  2,946             PeopleSoft, Inc.* ...........................        95,009
  1,164             Sapient Corp.* ..............................        14,987
  2,646             Unisys Corp.* ...............................        43,341
                                                                    -----------
                                                                        519,464
                                                                    -----------
                    Insurance Brokers/Services (0.3%)
  3,611             Marsh & McLennan Companies,
                     Inc. .......................................       386,377
                                                                    -----------
                    Integrated Oil (4.0%)

    744             Amerada Hess Corp. ..........................        53,568
  6,931             Chevron Corp. ...............................       593,709
  5,041             Conoco, Inc. (Class B) ......................       145,181
 27,558             Exxon Mobil Corp. ...........................     2,233,576
  1,987             Phillips Petroleum Co. ......................       105,927
 16,926             Royal Dutch Petroleum Co. (ADR)
                     (Netherlands) ..............................       987,294
  5,766             Texaco, Inc. ................................       369,601
                                                                    -----------
                                                                      4,488,856
                                                                    -----------
                    Internet Software/Services (0.2%)

  3,113             BroadVision, Inc.* ..........................        22,569
  4,903             Siebel Systems, Inc.* .......................       187,540
  2,252             Yahoo! Inc.* ................................        53,626
                                                                    -----------
                                                                        263,735
                                                                    -----------
                    Investment Banks/Brokers (1.0%)
    955             Bear Stearns Companies, Inc.
                     (The) ......................................        49,832
  3,080             Lehman Brothers Holdings, Inc. ..............       211,442
 10,269             Merrill Lynch & Co., Inc. ...................       615,113
 13,592             Schwab (Charles) Corp. ......................       284,073
                                                                    -----------
                                                                      1,160,460
                                                                    -----------
                    Investment Managers (0.1%)

  2,940             Stilwell Financial, Inc. ....................        93,786
  1,205             T. Rowe Price Group Inc. ....................        43,003
                                                                    -----------
                                                                        136,789
                                                                    -----------
                    Life/Health Insurance (0.6%)

  2,177             AFLAC, Inc. .................................       130,968
  3,042             American General Corp. ......................       231,922



                       See Notes to Financial Statements
                                       34

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued



    NUMBER OF
      SHARES                                                           VALUE
-----------------                                               ----------------
    912             Jefferson-Pilot Corp. ...................   $    61,569
  1,535             Lincoln National Corp. ..................        67,340
  3,020             MetLife, Inc. ...........................        93,167
    801             Torchmark Corp. .........................        27,859
  1,857             UnumProvident Corp. .....................        48,598
                                                                -----------
                                                                    661,423
                                                                -----------
                    Major Banks (4.0%)

  7,945             Bank of America Corp. ...................       396,853
10,149              Bank of New York Co., Inc. ..............       525,515
11,798              Bank One Corp. ..........................       416,115
 4,207              BB&T Corp. ..............................       151,999
 1,785              Comerica, Inc. ..........................       113,615
12,489              FleetBoston Financial Corp. .............       515,171
 6,866              Mellon Financial Corp. ..................       317,964
 3,831              PNC Financial Services Group, Inc. ......       266,255
 1,709              SouthTrust Corp. ........................        72,312
 3,127              SunTrust Banks, Inc. ....................       205,538
19,780              U.S. Bancorp ............................       458,893
21,261              Wells Fargo & Co. .......................     1,055,396
                                                                -----------
                                                                  4,495,626
                                                                -----------
                    Major Telecommunications (4.3%)

 3,622              ALLTEL Corp. ............................       194,501
14,725              BellSouth Corp. .........................       617,861
38,911              SBC Communications, Inc. ................     1,856,055
27,850              Sprint Corp. (FON Group) ................       622,726
30,457              Verizon Communications Inc. .............     1,507,622
                                                                -----------
                                                                  4,798,765
                                                                -----------
                    Managed Health Care (0.5%)

 1,872              CIGNA Corp. .............................       205,302
 4,991              UnitedHealth Group Inc. .................       295,617
 1,013              Wellpoint Health Networks, Inc.* ........       100,135
                                                                -----------
                                                                    601,054
                                                                -----------
                    Media Conglomerates (3.5%)

51,480              AOL Time Warner Inc.* ...................     2,266,664
25,417              Disney (Walt) Co. (The) .................       786,656
17,191              Viacom, Inc. (Class B)
                    (Non-Voting)* ...........................       854,393
                                                                -----------
                                                                  3,907,713
                                                                -----------
                    Medical Distributors (0.4%)

 3,252              Cardinal Health, Inc. ...................       330,078
 3,212              McKesson HBOC, Inc. .....................        93,405
                                                                -----------
                                                                    423,483
                                                                -----------
                    Medical Specialties (1.8%)

 2,772              ALZA Corp. * ............................       109,633
 2,609              Applera Corp. - Applied
                    Biosystems Group ........................       180,282

    NUMBER OF
      SHARES                                                           VALUE
-----------------                                               ----------------
   414              Bard (C.R.), Inc. .......................   $    18,369
 3,678              Baxter International, Inc. ..............       338,707
 1,978              Biomet, Inc. ............................        76,771
 3,717              Guidant Corp.* ..........................       189,455
17,437              Medtronic, Inc. .........................       892,426
 1,133              Pall Corp. ..............................        25,912
 1,004              St. Jude Medical, Inc.* .................        56,344
 2,190              Stryker Corp. ...........................       122,969
                                                                -----------
                                                                  2,010,868
                                                                -----------
                    Miscellaneous Commercial
                    Services (0.1%)

 1,850              Convergys Corp.* ........................        78,366
 1,676              Sabre Holdings Corp.* ...................        72,269
                                                                -----------
                                                                    150,635
                                                                -----------
                    Miscellaneous Manufacturing (0.2%)

   312              Crane Co. ...............................         8,315
 1,729              Danaher Corp. ...........................       109,688
 1,667              Dover Corp. .............................        63,946
 1,369              Thermo Electron Corp.* ..................        38,195
                                                                -----------
                                                                    220,144
                                                                -----------
                    Motor Vehicles (0.7%)

20,660              Ford Motor Co. ..........................       574,555
 4,670              Harley-Davidson, Inc. ...................       202,445
                                                                -----------
                                                                    777,000
                                                                -----------
                    Multi-Line Insurance (2.2%)

26,661              American International Group, Inc.            2,180,870
 2,660              Hartford Financial Services
                    Group, Inc. (The) .......................       169,841
   845              Loews Corp. .............................        91,826
                                                                -----------
                                                                  2,442,537
                                                                -----------
                    Office Equipment/Supplies (0.1%)

 1,484              Avery Dennison Corp. ....................        78,652
 2,066              Pitney Bowes, Inc. ......................        70,347
                                                                -----------
                                                                    148,999
                                                                -----------
                    Oil & Gas Pipelines (1.2%)

 3,476              Dynegy, Inc. (Class A) ..................       163,372
 5,581              El Paso Energy Corp. ....................       392,344
 8,560              Enron Corp. .............................       586,360
 5,307              Williams Companies, Inc. (The) ..........       221,302
                                                                -----------
                                                                  1,363,378
                                                                -----------
                    Oil & Gas Production (0.8%)

 2,605              Anardarko Petroleum Corp. ...............       162,813
 1,293              Apache Corp. ............................        75,899
 2,183              Burlington Resources, Inc. ..............        98,104
 1,382              Devon Energy Corp. ......................        78,774
 1,426              EOG Resources, Inc. .....................        62,174



                       See Notes to Financial Statements
                                       35

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued




   NUMBER OF
     SHARES                                                          VALUE
---------------                                               ------------------

   1,110          Kerr-McGee Corp. ........................   $    71,750
  10,952          Occidental Petroleum Corp. ..............       262,738
   2,047          Unocal Corp. ............................        72,177
                                                              -----------
                                                                  884,429
                                                              -----------
                  Oil Refining/Marketing (0.2%)

     574          Ashland, Inc. ...........................        22,277
     892          Sunoco, Inc. ............................        29,650
   1,477          Tosco Corp. .............................        59,154
   2,790          USX-Marathon Group ......................        77,060
                                                              -----------
                                                                  188,141
                                                              -----------
                  Oilfield Services/Equipment (0.6%)

   3,901          Baker Hughes Inc. .......................       152,919
   4,989          Halliburton Co. .........................       198,662
   4,525          Schlumberger Ltd. .......................       288,469
                                                              -----------
                                                                  640,050
                                                              -----------
                  Other Consumer Services (0.1%)

     822          Block (H.&R.), Inc. .....................        40,525
   7,594          Cendant Corp.* ..........................        99,330
                                                              -----------
                                                                  139,855
                                                              -----------
                  Other Consumer Specialties (0.1%)

   3,557          Fortune Brands, Inc. ....................       120,155
                                                              -----------
                  Other Metals/Minerals (0.1%)

   1,768          Inco Ltd. (Canada)* .....................        31,630
     539          Phelps Dodge Corp. ......................        24,794
                                                              -----------
                                                                   56,424
                                                              -----------
                  Packaged Software (4.7%)

   2,763          Adobe Systems, Inc. .....................        80,300
     420          Autodesk, Inc. ..........................        16,013
   2,515          Intuit Inc.* ............................       103,429
     958          Mercury Interactive Corp.* ..............        60,294
  57,717          Microsoft Corp.* ........................     3,405,303
  61,796          Oracle Corp.* ...........................     1,174,124
   2,514          Parametric Technology Corp.* ............        33,468
   5,590          Veritas Software Corp.* .................       363,001
                                                              -----------
                                                                5,235,932
                                                              -----------
                  Pharmaceuticals: Generic
                  Drugs (0.1%)

   1,211          Watson Pharmaceuticals, Inc.* ...........        67,211
                                                              -----------
                  Pharmaceuticals: Major (9.1%)

  17,785          Abbott Laboratories .....................       871,287
  10,233          American Home Products Corp. ............       632,092
  17,225          Bristol-Myers Squibb Co. ................     1,092,237
  11,040          Johnson & Johnson .......................     1,074,523
   8,901          Lilly (Eli) & Co. .......................       707,273
  18,181          Merck & Co., Inc. .......................     1,458,116
  70,426          Pfizer, Inc. ............................     3,169,170


   NUMBER OF
     SHARES                                                          VALUE
---------------                                               ------------------
  13,793          Pharmacia Corp. .........................   $   713,098
  11,617          Schering-Plough Corp. ...................       467,584
                                                              -----------
                                                               10,185,380
                                                              -----------
                  Pharmaceuticals: Other (0.3%)

   1,434          Allergan, Inc. ..........................       124,686
   2,204          Forest Laboratories, Inc.* ..............       153,244
   1,915          King Pharmaceuticals, Inc.* .............        87,899
                                                              -----------
                                                                  365,829
                                                              -----------
                  Precious Metals (0.1%)

   4,648          Barrick Gold Corp. (Canada) .............        75,298
   1,266          Freeport-McMoRan Copper &
                  Gold, Inc. (Class B)* ...................        17,787
   2,185          Newmont Mining Corp. ....................        36,817
   2,747          Placer Dome Inc. (Canada) ...............        25,739
                                                              -----------
                                                                  155,641
                                                              -----------
                  Property - Casualty Insurers (0.6%)
   8,539          Allstate Corp. (The) ....................       340,365
   1,397          Chubb Corp. (The) .......................       100,235
   1,321          Cincinnati Financial Corp. ..............        48,629
     556          Progressive Corp. .......................        55,044
   2,562          St. Paul Companies, Inc. ................       118,595
                                                              -----------
                                                                  662,868
                                                              -----------
                  Publishing: Books/Magazines (0.0%)

     289          Meredith Corp. ..........................        10,387
                                                              -----------
                  Publishing: Newspapers (0.4%)

     556          Dow Jones & Co., Inc. ...................        34,250
   2,821          Gannett Co., Inc. .......................       186,581
     620          Knight-Ridder, Inc. .....................        37,045
   1,953          New York Times Co. (The) (Class A) ......        86,323
   2,363          Tribune Co. .............................        95,938
                                                              -----------
                                                                  440,137
                                                              -----------
                  Pulp & Paper (0.3%)

     383          Boise Cascade Corp. .....................        12,287
   1,695          Georgia-Pacific Corp. ...................        50,867
   5,653          International Paper Co. .................       212,892
     693          Mead Corp. ..............................        18,981
     827          Westvaco Corp. ..........................        21,676
   1,183          Willamette Industries, Inc. .............        54,986
                                                              -----------
                                                                  371,689
                                                              -----------
                  Railroads (0.3%)
   3,362          Burlington Northern Santa Fe
                  Corp. ...................................       100,894
   2,181          CSX Corp. ...............................        72,933
   2,057          Union Pacific Corp. .....................       113,012
                                                              -----------
                                                                  286,839
                                                              -----------



                       See Notes to Financial Statements
                                       36

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 2001, CONTINUED



    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             ------------------
                    Recreational Products (0.0%)

      723           Brunswick Corp. .......................   $    15,393
                                                              -----------
                    Regional Banks (0.3%)

  4,666             Fifth Third Bancorp ...................       251,089
  1,261             Union Planters Corp. ..................        47,994
                                                              -----------
                                                                  299,083
                                                              -----------
                    Restaurants (0.5%)

    794             Darden Restaurants, Inc. ..............        17,254
15,197              McDonald's Corp. ......................       446,792
 1,484              Starbucks Corp.* ......................        70,676
 1,017              Tricon Global Restaurants, Inc.* ......        39,155
 1,192              Wendy's International, Inc. ...........        29,502
                                                              -----------
                                                                  603,379
                                                              -----------
                    Savings Banks (0.4%)

 1,754              Charter One Financial, Inc. ...........        50,094
 1,307              Golden West Financial Corp. ...........        71,689
 6,362              Washington Mutual, Inc. ...............       326,816
                                                              -----------
                                                                  448,599
                                                              -----------
                    Semiconductors (3.1%)

 2,528              Advanced Micro Devices, Inc.* .........        54,352
 3,400              Altera Corp.* .........................        78,625
 4,131              Analog Devices, Inc.* .................       154,086
 2,361              Broadcom Corp. (Class A)* .............       116,279
 2,239              Conexant Systems, Inc.* ...............        27,428
72,095              Intel Corp. ...........................     2,059,213
 3,302              Linear Technology Corp. ...............       130,842
 2,528              LSI Logic Corp.* ......................        40,726
 2,449              Maxim Integrated Products, Inc.*.......       112,960
 3,808              Micron Technology, Inc.* ..............       130,310
13,740              Texas Instruments, Inc. ...............       406,017
 1,994              Vitesse Semiconductor Corp.* ..........        78,638
 2,939              Xilinx, Inc.* .........................       114,254
                                                              -----------
                                                                3,503,730
                                                              -----------
                    Services to the Health
                    Industry (0.2%)

 5,726              Healthsouth Corp.* ....................        91,158
 3,618              IMS Health Inc. .......................        97,324
                                                              -----------
                                                                  188,482
                                                              -----------
                    Specialty Insurance (0.2%)

 1,352              Ambac Financial Group, Inc. ...........        76,253
 1,126              MBIA, Inc. ............................        85,553
   895              MGIC Investment Corp. .................        51,865
                                                              -----------
                                                                  213,671
                                                              -----------
                    Specialty Stores (0.2%)

 1,462              AutoZone, Inc.* .......................        36,930
 3,344              Bed Bath & Beyond Inc.* ...............        82,346


    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             ------------------
 6,117              Staples, Inc.* ........................   $    90,990
 1,504              Tiffany & Co. .........................        46,789
                                                              -----------
                                                                  257,055
                                                              -----------
                    Specialty Telecommunications (1.2%)
 1,544              CenturyTel, Inc. ......................        44,498
31,129              Global Crossing Ltd. (Bermuda)* .......       505,224
21,709              Qwest Communications
                    International, Inc.* ..................       802,582
                                                              -----------
                                                                1,352,304
                                                              -----------
                    Steel (0.1%)

   473              Allegheny Technologies Inc. ...........         8,382
   832              Nucor Corp. ...........................        36,774
   931              USX-U.S. Steel Group ..................        14,188
 1,014              Worthington Industries, Inc. ..........         9,988
                                                              -----------
                                                                   69,332
                                                              -----------
                    Telecommunication
                     Equipment (2.1%)

10,420              ADC Telecommunications, Inc.* .........       115,923
 1,329              Andrew Corp.* .........................        19,935
 2,244              Comverse Technology, Inc.* ............       168,160
12,147              Corning Inc. ..........................       329,184
42,101              Nortel Networks Corp. (Canada) ........       778,447
10,624              QUALCOMM Inc.* ........................       582,328
 2,275              Scientific-Atlanta, Inc. ..............       106,698
 5,665              Tellabs, Inc.* ........................       246,782
                                                              -----------
                                                                2,347,457
                                                              -----------
                    Tobacco (0.8%)

18,713              Philip Morris Companies, Inc. .........       901,592
                                                              -----------
                    Tools/Hardware (0.1%)

   657              Black & Decker Corp. ..................        27,272
   638              Snap-On, Inc. .........................        18,055
   733              Stanley Works .........................        25,508
                                                              -----------
                                                                   70,835
                                                              -----------
                    Trucks/Construction/Farm
                    Machinery (0.2%)

 2,958              Caterpillar, Inc. .....................       123,053
 1,744              Cummins Engine Co., Inc. ..............        64,441
 1,925              Deere & Co. ...........................        78,348
                                                              -----------
                                                                  265,842
                                                              -----------
                    Wireless Communications (0.4%)
 8,877              Nextel Communications, Inc.

                    (Class A)* ............................       213,603
10,633              Sprint Corp. (PCS Group)* .............       267,739
                                                              -----------
                                                                  481,342
                                                              -----------
                    TOTAL COMMON STOCKS AND WARRANTS

                    (Cost $95,910,042) ....................   107,209,875
                                                              -----------



                       See Notes to Financial Statements
                                       37

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                      VALUE
-----------   ----------------------------------------------
              SHORT-TERM INVESTMENT (4.2%)
              REPURCHASE AGREEMENT
$  4,705      Joint repurchase agreement
               account 5.46% due 03/01/01
               (dated 02/28/01; proceeds
               $4,705,714) (a)
               (Cost $4,705,000) ..........  $  4,705,000
                                             ------------





TOTAL INVESTMENTS
(Cost $100,615,042)(b) .........       99.9%     111,914,875
OTHER ASSETS IN EXCESS OF
LIABILITIES ....................        0.1           71,936
                                      -----     ------------
NET ASSETS .....................      100.0%    $111,986,811
                                      =====     ============





--------------------------------
ADR   American Depository Receipt.
*     Non-income producing security.
** A portion of this security is segregated in connection with open futures contracts.
(a)   Collateralized by Federal Agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $18,574,536 and the aggregate gross unrealized depreciation is $7,274,703, resulting in net unrealized appreciation of $11,299,833.

FUTURES CONTRACTS OPEN AT FEBRUARY 28, 2001:





                                    UNDERLYING
                 DESCRIPTION,          FACE
 NUMBER OF     DELIVERY MONTH,        AMOUNT        UNREALIZED
 CONTRACTS         AND YEAR          AT VALUE          LOSS

-----------   -----------------   -------------   --------------

     15        S&P 500 Index      $4,657,500      $(399,135)
                 March/2001                       ==========





                       See Notes to Financial Statements
                                       38

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001





ASSETS:
Investments in securities, at value
   (cost $100,615,042)..........................    $111,914,875
Receivable for:
     Shares of beneficial interest sold ........         188,907
     Dividends .................................         123,308
Prepaid expenses and other assets ..............          46,991
                                                    ------------
    TOTAL ASSETS ...............................     112,274,081
                                                    ------------
LIABILITIES:
Payable for :

  Plan of distribution fee .....................          83,325
  Variation margin on futures contracts ........          82,875
  Investment management fee ....................          54,850
  Shares of beneficial interest repurchased.....          25,259
Accrued expenses and other payables ............          40,961
                                                    ------------
    TOTAL LIABILITIES ..........................         287,270
                                                    ------------
    NET ASSETS .................................    $111,986,811
                                                    ============
COMPOSITION OF NET ASSETS:

Paid-in-capital ................................    $106,452,080
Net unrealized appreciation ....................      10,900,698
Accumulated net realized loss ..................      (5,365,967)
                                                    ------------
    NET ASSETS .................................    $111,986,811
                                                    ============
CLASS A SHARES:

Net Assets .....................................    $  6,114,994
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................         526,489
    NET ASSET VALUE PER SHARE ..................    $      11.61
                                                    ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset
        value) .................................    $      12.25
                                                    ============
CLASS B SHARES:

Net Assets .....................................    $ 92,711,671
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................       8,119,726
    NET ASSET VALUE PER SHARE ..................    $      11.42
                                                    ============
CLASS C SHARES:

Net Assets .....................................    $  7,733,627
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................         676,312
  NET ASSET VALUE PER SHARE ....................    $      11.43
                                                    ============
CLASS D SHARES:

Net Assets .....................................    $  5,426,519
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................         464,815
  NET ASSET VALUE PER SHARE ....................    $      11.67
                                                    ============



STATEMENT OF OPERATIONS
For the year ended February 28, 2001


NET INVESTMENT LOSS:

INCOME

Dividends (net of $5,512 foreign withholding

   tax) ...........................................   $  1,235,116
Interest ..........................................        480,188
                                                      ------------
  TOTAL INCOME ....................................      1,715,304
                                                      ------------
EXPENSES

Plan of distribution fee (Class A shares) .........         12,341
Plan of distribution fee (Class B shares) .........      1,073,387
Plan of distribution fee (Class C shares) .........         73,518
Investment management fee .........................        742,059
Transfer agent fees and expenses ..................        147,767
Shareholder reports and notices ...................         72,430
Registration fees .................................         49,318
Professional fees .................................         47,683
Custodian fees ....................................         35,582
Trustees' fees and expenses .......................         11,067
Other .............................................         27,509
                                                      ------------
    TOTAL EXPENSES ................................      2,292,661
                                                      ------------
    NET INVESTMENT LOSS ...........................       (577,357)
                                                      ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:

     Investments ..................................     (2,603,753)
     Futures contracts ............................     (1,286,720)
                                                      ------------
    NET LOSS ......................................     (3,890,473)
                                                      ------------
Net change in unrealized appreciation/depreciation on:

     Investments ..................................    (10,452,750)
     Futures contracts ............................       (186,893)
                                                      ------------
    NET DEPRECIATION ..............................    (10,639,643)
                                                      ------------
    NET LOSS ......................................    (14,530,116)
                                                      ------------
NET DECREASE ......................................   $(15,107,473)
                                                      ============

                       See Notes to Financial Statements
                                       39

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL STATEMENTS, CONTINUED



STATEMENT OF CHANGES IN NET ASSETS





                                                                 FOR THE YEAR       FOR THE YEAR
                                                                    ENDED               ENDED
                                                              FEBRUARY 28, 2001   FEBRUARY 29, 2000
                                                             ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss ........................................    $    (577,357)      $   (714,457)
Net realized loss ..........................................       (3,890,473)        (1,590,815)
Net change in unrealized appreciation/depreciation .........      (10,639,643)        13,055,695
                                                                -------------       ------------
   NET INCREASE (DECREASE) .................................      (15,107,473)        10,750,423
                                                                -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:

Class A shares .............................................           -                 (16,029)
Class B shares .............................................           -                (368,751)
Class C shares .............................................           -                 (29,852)
Class D shares .............................................           -                    (910)
                                                                -------------       ------------
   TOTAL DISTRIBUTIONS .....................................           -                (415,542)
                                                                -------------       ------------
Net increase from transactions in shares of
  beneficial interest ......................................        6,037,016         17,812,441
                                                                -------------       ------------
   NET INCREASE (DECREASE) .................................       (9,070,457)        28,147,322
NET ASSETS:
Beginning of period . ......................................      121,057,268         92,909,946
                                                                -------------       ------------
   END OF PERIOD ...........................................    $ 111,986,811       $121,057,268
                                                                =============       ============


                       See Notes to Financial Statements
                                       40

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001





1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a total return (before expenses) that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of the value of its net assets in common stocks of selected companies included in the S&P 500 Index. The Fund was organized as a Massachusetts business trust on June 8, 1998 and commenced operations on September 28, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued



B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S.

Treasury or Federal Agency obligations.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract, which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued



2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, totaled $5,235,012 at February 28, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 28, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.88%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $305, $300,922 and $8,961, respectively and received $11,119 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued



4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2001 aggregated $73,964,661 and $70,203,381, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:




                                                  FOR THE YEAR                    FOR THE YEAR
                                                     ENDED                            ENDED
                                               FEBRUARY 28, 2001                FEBRUARY 29, 2000
                                        -------------------------------- -------------------------------
                                             SHARES          AMOUNT            SHARES          AMOUNT
                                        --------------- ----------------  --------------- ---------------
CLASS A SHARES
Sold ..................................       241,053    $   3,071,236          195,682    $   2,483,357
Reinvestment of distributions .........             -                -            1,113           14,063
Redeemed ..............................       (73,604)        (996,582)        (115,113)      (1,473,680)
                                              -------    -------------         --------    -------------
Net increase - Class A ................       167,449        2,074,654           81,682        1,023,740
                                              -------    -------------         --------    -------------
CLASS B SHARES
Sold ..................................     1,972,226       26,235,756        3,616,854       45,961,205
Reinvestment of distributions .........             -                -           26,589          334,485
Redeemed ..............................    (2,027,325)     (26,725,092)      (2,525,828)     (32,424,065)
                                           ----------    -------------       ----------    -------------
Net increase (decrease) - Class B .....       (55,099)        (489,336)       1,117,615       13,871,625
                                           ----------    -------------       ----------    -------------
CLASS C SHARES
Sold ..................................       249,030        3,256,227          379,260        4,809,371
Reinvestment of distributions .........             -                -            2,318           29,166
Redeemed ..............................      (276,303)      (3,673,596)        (223,405)      (2,877,016)
                                           ----------    -------------       ----------    -------------
Net increase (decrease) - Class C .....       (27,273)        (417,369)         158,173        1,961,521
                                           ----------    -------------       ----------    -------------
CLASS D SHARES
Sold ..................................       422,856        5,477,213           76,694        1,032,652
Reinvestment of distributions .........             -                -               54              685
Redeemed ..............................       (45,853)        (608,146)          (6,132)         (77,782)
                                           ----------    -------------       ----------    -------------
Net increase - Class D ................       377,003        4,869,067           70,616          955,555
                                           ----------    -------------       ----------    -------------
Net increase in Fund ..................       462,080    $   6,037,016        1,428,086    $  17,812,441
                                           ==========    =============       ==========    =============




6. FEDERAL INCOME TAX STATUS

At February 28, 2001, the Fund had a net capital loss carryover of approximately $1,798,000, of which $687,000 will be available through February 29, 2008 and $1,111,000 will be available through February 28, 2009 to offset future capital gains to the extent provided by regulations.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued



Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,340,000 during fiscal 2001.

As of February 28, 2001, the Fund had temporary book/tax differences attributable to post-October losses, the mark-to-market of futures contracts and capital loss deferrals on wash sales and permanent book/tax difference attributable to a net operating loss. To reflect reclassifications arising from permanent differences, paid-in-capital was charged and net investment loss was credited $577,357.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At February 28, 2001, the Fund had outstanding futures contracts.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL HIGHLIGHTS



Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:





                                                                                                           FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR        SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                  THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000       FEBRUARY 28, 1999
                                                           -------------------   -------------------   ----------------------
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................     $  13.10                   $ 11.79               $ 10.00
                                                             --------                   -------               -------
Income (loss) from investment operations:

 Net investment income .................................         0.03                      0.01                  0.02
 Net realized and unrealized gain (loss) ...............        (1.52)                     1.34                  1.81
                                                             --------                   -------               -------
Total income (loss) from investment operations .........        (1.49)                     1.35                  1.83
                                                             --------                   -------               -------
Less dividends and distributions from:

 Net investment income .................................            -                         -                 (0.02)
 Net realized gains ....................................            -                     (0.04)                (0.02)
                                                             --------                   -------               -------
Total dividends and distributions ......................            -                     (0.04)                (0.04)
                                                             --------                   -------               -------
Net asset value, end of period .........................     $  11.61                   $ 13.10               $ 11.79
                                                             --------                   -------               -------
TOTAL RETURN+  .........................................       (11.37)%                   11.50%                18.32%(1)
RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................         1.16 %                    1.22%                 1.23%(2)(3)
Net investment income ..................................         0.22 %                    0.11%                 0.38%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $  6,115                   $ 4,703                $3,269
Portfolio turnover rate ................................           61 %                      26%                    3%(1)




-------------
*     Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 1.55% and 0.06%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements
                                       46

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL HIGHLIGHTS, continued



                                                                                                            FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR         SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                   THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000        FEBRUARY 28, 1999
                                                           -------------------   -------------------   ------------------------
CLASS B SHARES#

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................     $   12.98              $  11.76                      $ 10.00
                                                             ---------              --------                      -------
Income (loss) from investment operations:

 Net investment loss ...................................         (0.07)                (0.08)                       (0.02)
 Net realized and unrealized gain (loss) ...............         (1.49)                 1.34                         1.80
                                                             ---------              --------                      -------
Total income (loss) from investment operations .........         (1.56)                 1.26                         1.78
                                                             ---------              --------                      -------
Less distributions from net realized gains .............             -                 (0.04)                       (0.02)++
                                                             ---------              --------                  -----------
Net asset value, end of period .........................     $   11.42              $  12.98                      $ 11.76
                                                             =========              ========                  ===========
TOTAL RETURN+ .........................................         (12.02)%               10.67 %                      17.96 %(1)
RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................          1.92 %                1.97 %                       1.98 %(2)(3)
Net investment loss ....................................         (0.54)%               (0.64)%                      (0.37)%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $  92,712              $106,070                      $83,021
Portfolio turnover rate ................................            61 %                  26 %                          3 %(1)




-------------
*     Commencement of operations.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++    Includes $0.002 of dividends from net investment income.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 2.30% and (0.69)%, respectively, for period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements
                                       47

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL HIGHLIGHTS, continued



                                                                                                            FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR         SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                   THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000        FEBRUARY 28, 1999
                                                           -------------------   -------------------   ------------------------
CLASS C SHARES#

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................    $  12.98                   $ 11.77             $ 10.00
                                                             --------                   -------             -------
Income (loss) from investment operations:

 Net investment loss ...................................       (0.05)                    (0.08)              (0.02)
 Net realized and unrealized gain (loss) ...............       (1.50)                     1.33                1.81
                                                             --------                   -------             -------
Total income (loss) from investment operations .........       (1.55)                     1.25                1.79
                                                             --------                   -------             -------
Less distributions from net realized gains .............           -                     (0.04)              (0.02)++
                                                             --------                   -------         -----------
Net asset value, end of period .........................    $  11.43                   $ 12.98             $ 11.77
                                                             ========                   =======         ===========
TOTAL RETURN+ .........................................       (11.86)%                   10.67 %             17.94 %(1)
RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................        1.80 %                    1.97 %              1.98 %(2)(3)
Net investment loss ....................................       (0.42)%                   (0.64)%             (0.37)%(2)(3)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ................    $  7,734                   $ 9,131             $ 6,417
Portfolio turnover rate ................................          61 %                      26 %                 3 %(1)




-------------
*     Commencement of operations.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++    Includes $.000859 of dividends from net investment income.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 2.30% and (0.69)%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements
                                       48

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL HIGHLIGHTS, continued



                                                                                                           FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR        SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                  THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000       FEBRUARY 28, 1999
                                                           -------------------   -------------------   ----------------------
CLASS D SHARES|P#

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................    $  13.14                 $ 11.79              $    10.00
                                                             --------                 -------              ----------
Income (loss) from investment operations:

 Net investment income .................................        0.07                    0.04                    0.02
 Net realized and unrealized gain (loss) ...............       (1.54)                   1.35                    1.81
                                                             --------                 -------              ----------
Total income (loss) from investment operations .........       (1.47)                   1.39                    1.83
                                                             --------                 -------              ----------
Less dividends and distributions from:
 Net investment income .................................           -                       -                   (0.02)
 Net realized gains ....................................           -                    0.04)                  (0.02)
                                                             --------                 --------             ----------
Total dividends and distributions ......................           -                   (0.04)                  (0.04)
                                                             --------                 --------             ----------
Net asset value, end of period .........................    $  11.67                 $ 13.14              $    11.79
                                                            ========                  ========             ==========
TOTAL RETURN+ .........................................       (11.19)%                 11.84%                  18.38%(1)
RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................        0.92 %                  0.97%                   0.98%(2)(3)
Net investment income ..................................        0.46 %                  0.36%                   0.63%(2)(3)
SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ................    $  5,427                 $ 1,153              $      203
Portfolio turnover rate ................................          61 %                    26%                      3%(1)




-------------
*     Commencement of operations.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 1.30% and 0.31%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements
                                       49

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
INDEPENDENT AUDITORS' REPORT





TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund"), including the portfolio of investments, as of February 28, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 29, 2000 and the financial highlights for each of the respective stated periods ended February 29, 2000 were audited by other independent accountants whose report, dated April 17, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter S&P 500 Select Fund as of February 28, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
April 12, 2001

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND:

In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended February 29, 2000 and the financial highlights for each of the years in the period ended February 29, 2000, in conformity with accounting principles generally accepted in the United States. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to February 29, 2000.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
April 17, 2000

                 MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND

                            PART C OTHER INFORMATION



Item 23.          Exhibits
-------           --------

1.                Declaration of Trust of the Registrant, dated June 8, 1998, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on June 11, 1998.

2.                Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 1 to the Registration Statement
                  on Form N-1A, filed on April 30, 1999.

3.                Not Applicable.

4.                Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc.,
                  ated July 22, 1998, is incorporated by reference to Exhibit 5 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 27, 1998.

5 (a).            Amended  Multi-Class  Distribution  Agreement  between the  Registrant  and Morgan  Stanley  Dean
                  Witter  Distributors  Inc., dated June 22, 1998, is incorporated by reference to Exhibit 6 (a) of
                  Pre-Effective  Amendment  No. 1 to the  Registration  Statement  on Form N-1A,  filed on July 27,
                  1998.

5 (b).            Selected Dealers Agreement  between Morgan Stanley Dean Witter  Distributors Inc. and Dean Witter
                  Reynolds  Inc.,   dated  July  22,  1998,  is  incorporated  by  reference  to  Exhibit  6(b)  of
                  Pre-Effective  Amendment  No. 1 to the  Registration  Statement  on Form N-1A,  filed on July 27,
                  1998.

5 (c).            Omnibus  Selected  Dealer  Agreement  between  Morgan Stanley Dean Witter  Distributors  Inc. and
                  National  Financial  Services  Corporation,  dated October 17, 1998, is incorporated by reference to  Exhibit 5 of  Post-Effective  Amendment  No. 1 to the  Registration  Statement  on Form N-1A,
                  filed on April 30, 1999.

6.                Not Applicable.

7.                Custody Agreement between The Bank of New York and the Registrant, dated July 22, 1998, is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the
                  Registration Statement on Form N-1A, filed on July 27, 1998.

8 (a).            Amended and Restated  Transfer  Agency and Service  Agreement,  dated  September  1, 2000,  filed herein.

8 (b).            Amended  Services  Agreement  between the  Registrant  and Morgan  Stanley  Dean Witter  Services
                  Company Inc.,  dated June 22, 1998, is  incorporated  by reference to Exhibit 9 of  Pre-Effective
                  Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 27, 1998.

                                       1





9 (a).            Opinion of Barry Fink,  Esq.,  dated July 23, 1998, is incorporated by reference to Exhibit 10(a)
                  of Pre-Effective  Amendment No. 1 to the  Registration  Statement on Form N-1A, filed on July 27,
                  1998.

9 (b).            Opinion of Lane Altman & Owens LLP,  Massachusetts  Counsel, dated July 23, 1998, is incorporated by reference to Exhibit 10(b) of Pre-Effective  Amendment No. 1 to the Registration  Statement on
                  Form N-1A, filed on July 27, 1998.

10 (a).           Consent of Independent Auditors, filed herein.

10 (b).           Consent of PricewaterhouseCoopers LLP, filed herein.

11.               Not Applicable.

12.               Not Applicable.

13.               Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Dean Witter
                  Distributors Inc., dated July 22, 1998, is incorporated by reference to Exhibit 15 of Pre-Effective
                  Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 27, 1998.

14.               Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, filed herein.

15.               Not Applicable.

16(a).            Code of Ethics of Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Distributors
                  Inc., as well as other  MSDW affiliated entities, filed herein.

16(b).            Code of Ethics of the Morgan Stanley Dean Witter Funds, filed herein.


Other             Powers of Attorney of Trustees, dated July 22, 1998, are  incorporated by reference to Exhibit (Other)
                  of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 27, 1998. Power of Attorney for James F. Higgins, filed herein.


Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------
         None

Item 25. Indemnification.
         ----------------

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor
         ----------------------------------------------------

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.
         The principal address of MSDW Advisors, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Morgan Stanley DW Inc. ("Morgan Stanley DW") and the Morgan Stanley Dean Witter Funds is Two World Trade Center,

New York, New York 10048. The principal address of Morgan Stanley Investment Management Inc. ("MSDWIM") and Morgan Stanley Dean Witter Investment Group Inc. ("MSDWIG") is 1221 Avenue of the Americas, New York, New York 10020. The principal address of Morgan Stanley Dean Witter Investment Management Ltd. and Morgan Stanley & Co. International Limited is 25 Cabot Square, London, England. The principal address of Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") is 2 Harborside Financial Center, Jersey City, New Jersey 07311.The principal address of Miller Anderson & Sherrerd, LLP ("MAS"), MAS Funds and MAS Distribution Inc. is One Tower Bridge, West Conshohocken, PA 19428. The principal address of Van Kampen Investment Asset Management Inc. is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181.



                                            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS        INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------        --------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Dean Witter Asset Management; Chairman, Chief Executive
and Director                                Officer and Director of MSDW Distributors and MSDW Trust; President,
                                            Chief Executive Officer and Director of MSDW Services; President of the
                                            Morgan Stanley Dean Witter Funds; Executive Vice President and
                                            Director of Morgan Stanley DW; Director of MSDWIM; Member of the
                                            Executive Committee of MAS; Director of various MSDW subsidiaries;
                                            Trustee of various Van Kampen investment companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Dean Witter Asset Management; Managing Director, Secretary,
Secretary, General Counsel                  General Counsel and Director of MSDW Services; Vice
and Director                                President and Secretary of MSDW Distributors; Vice President,
                                            Secretary and General Counsel of the Morgan Stanley Dean Witter Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of MSDWIM;
Managing Director and                       Chief Investment Officer of MAS; Director of MSDW Trust.
Chief Investment Officer

Barton M. Biggs                             Chairman, Managing Director and Director of MSDWIM;
Managing Director                           Managing Director of MAS.

Thomas L. Bennett                           Managing Director and Director of MSDWIM; Director of MSDW
Managing Director                           Universal Funds, Inc.; Managing Director of MAS; Executive Committee
                                            member of MAS; Chairman of the MAS Funds; Director of MAS
                                            Distribution Inc.

Ronald E. Robison                           Executive Vice President, Chief Administrative Officer and
Executive Vice President,                   and Director of MSDW Services.
Chief Administrative Officer and
Director

Arden C. Armstrong                          Managing Director of MSDWIM and MAS.
Managing Director

W. David Armstrong                          Managing Director of MSDWIM and MAS.
Managing Director


                                       4



                                            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS        INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------        ---------------------------------------------------------------
Dominic P. Caldecott                        Managing Director of MSDWIM, MAS and Morgan Stanley
Managing Director                           Dean Witter Investment Management Ltd.; Vice President
                                            and Investment Manager of Morgan Stanley & Co. International Limited.

Jesse L. Carroll, Jr.                       Managing Director of MSDWIG, MSDWIM and MAS.
Managing Director

Stephen F. Esser                            Managing Director of MSDWIM and MAS.
Managing Director

Philip W. Friedman                          Managing Director of MSDWIM and MAS.
Managing Director

Rajesh K. Gupta                             Managing Director and Chief Investment Officer-
Managing Director and                       Investments of MSDWIM; Chief Administrative
Chief Administrative Officer-               Officer-Investments of MAS.
Investments

William Lock                                Managing Director of MSDWIM and MAS.
Managing Director

Margaret P. Naylor                          Managing Director of MSDWIM and MAS.
Managing Director

Narayan Ramachandran                        Managing Director of MSDWIM and MAS.
Managing Director

Scott F. Richard                            Managing Director of MSDWIM and MAS.
Managing Director

Gary G. Schlarbaum                          Managing Director of MSDWIM and MAS; Executive
Managing Director                           Committee Member of MAS.

Ann D. Thivierage                           Managing Director of MSDWIM and MAS.
Managing Director

Paul D. Vance                               Managing Director of MSDWIM and MAS.
Managing Director

Peter J. Wright                             Managing Director of MSDWIM and MAS.
Managing Director

Robert E. Angevine                          Principal of MSDWIM and MAS.
Principal

Benjamin J. Gord                            Principal of MSDWIM and MAS.
Principal

Gordon W. Loery                             Principal of MSDWIM and MAS.
Principal

Deanna L. Loughnane                         Principal of MSDWIM and MAS.
Principal


                                       5



                                            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS        INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------        ---------------------------------------------------------------

Angelo Manioudakis                          Principal of MSDWIM and MAS.
Principal

Paul F. O'Brien                             Principal of MSDWIM and MAS.
Principal

Robert S. Giambrone                         Senior Vice President of MSDW Services, MSDW Distributors
Senior Vice President                       and MSDW Trust; Director of MSDW Trust.

John B. Kemp, III                           President of MSDW Distributors.
Senior Vice President


Item 27. Principal Underwriters
         ----------------------

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Premier Money Trust
(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley Dean Witter 21st Century Trend Fund
(8)      Morgan Stanley Dean Witter Aggressive Equity Fund
(9)      Morgan Stanley Dean Witter All Star Growth Fund
(10)     Morgan Stanley Dean Witter American Opportunities Fund
(11)     Morgan Stanley Dean Witter Balanced Growth Fund
(12)     Morgan Stanley Dean Witter Balanced Income Fund
(13)     Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(14)     Morgan Stanley Dean Witter California Tax-Free Income Fund
(15)     Morgan Stanley Dean Witter Capital Growth Securities
(16)     Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas
         Portfolio"
(17)     Morgan Stanley Dean Witter Convertible Securities Trust
(18)     Morgan Stanley Dean Witter Developing Growth Securities Trust
(19)     Morgan Stanley Dean Witter Diversified Income Trust
(20)     Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(21)     Morgan Stanley Dean Witter Equity Fund
(22)     Morgan Stanley Dean Witter European Growth Fund Inc.
(23)     Morgan Stanley Dean Witter Federal Securities Trust
(24)     Morgan Stanley Dean Witter Financial Services Trust
(25)     Morgan Stanley Dean Witter Fund of Funds
(26)     Morgan Stanley Dean Witter Global Dividend Growth Securities
(27)     Morgan Stanley Dean Witter Global Utilities Fund
(28)     Morgan Stanley Dean Witter Growth Fund
(29)     Morgan Stanley Dean Witter Hawaii Municipal Trust
(30)     Morgan Stanley Dean Witter Health Sciences Trust
(31)     Morgan Stanley Dean Witter High Yield Securities Inc.
(32)     Morgan Stanley Dean Witter Income Builder Fund

(33)     Morgan Stanley Dean Witter Information Fund
(34)     Morgan Stanley Dean Witter Intermediate Income Securities
(35)     Morgan Stanley Dean Witter International Fund
(36)     Morgan Stanley Dean Witter International SmallCap Fund
(37)     Morgan Stanley Dean Witter International Value Equity Fund
(38)     Morgan Stanley Dean Witter Japan Fund
(39)     Morgan Stanley Dean Witter Latin American Growth Fund
(40)     Morgan Stanley Dean Witter Limited Term Municipal Trust
(41)     Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(42)     Morgan Stanley Dean Witter Market Leader Trust
(43)     Morgan Stanley Dean Witter Mid-Cap Equity Trust
(44)     Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(45)     Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(46)     Morgan Stanley Dean Witter New Discoveries Fund
(47)     Morgan Stanley Dean Witter New York Municipal Money Market Trust
(48)     Morgan Stanley Dean Witter New York Tax-Free Income Fund
(49)     Morgan Stanley Dean Witter Next Generation Trust
(50)     Morgan Stanley Dean Witter North American Government Income Trust
(51)     Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(52)     Morgan Stanley Dean Witter Prime Income Trust
(53)     Morgan Stanley Dean Witter Real Estate Fund
(54)     Morgan Stanley Dean Witter S&P 500 Index Fund
(55)     Morgan Stanley Dean Witter S&P 500 Select Fund
(56)     Morgan Stanley Dean Witter Short-Term Bond Fund
(57)     Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(58)     Morgan Stanley Dean Witter Small Cap Growth Fund
(59)     Morgan Stanley Dean Witter Special Value Fund
(60)     Morgan Stanley Dean Witter Strategist Fund
(61)     Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(62)     Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(63)     Morgan Stanley Dean Witter Tax-Managed Growth Fund
(64)     Morgan Stanley Dean Witter Technology Fund
(65)     Morgan Stanley Dean Witter Total Market Index Fund
(66)     Morgan Stanley Dean Witter Total Return Trust
(67)     Morgan Stanley Dean Witter U.S. Government Money Market Trust
(68)     Morgan Stanley Dean Witter U.S. Government Securities Trust
(69)     Morgan Stanley Dean Witter Utilities Fund
(70)     Morgan Stanley Dean Witter Value-Added Market Series
(71)     Morgan Stanley Dean Witter Value Fund
(72)     Morgan Stanley Dean Witter Variable Investment Series

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

Name                       Positions and Office with MSDW Distributors
----                       -------------------------------------------
James F. Higgins           Director

Philip J. Purcell          Director

John Schaeffer             Director

Charles Vadala             Senior Vice President and Financial Principal.

Item 28. Location of Accounts and Records
         --------------------------------

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29. Management Services
         -------------------

         Registrant is not a party to any such management-related service contract.

Item 30. Undertakings
         ------------

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of April, 2001.

                                MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND

                                        By  /s/ Barry Fink
                                           -----------------------
                                                Barry Fink
                                                Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 has been signed below by the following persons in the capacities and on the dates indicated.


      Signatures                                   Title                                          Date
      ----------                                   -----                                          ----

(1) Principal Executive Officer                    Chairman, Chief Executive Officer,
                                                   and Trustee
By  /s/ Charles A. Fiumefreddo                                                                    04/27/01
    ----------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer                    Treasurer and Principal
                                                   Accounting Officer

By  /s/ Thomas F. Caloia                                                                          04/27/01
    ----------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/ Barry Fink                                                                                04/27/01
    ----------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic          Manuel H. Johnson
    Edwin J. Garn          Michael E. Nugent
    Wayne E. Hedien        John L. Schroeder

By  /s/ David M. Butowsky                                                                         04/27/01
     ---------------------------
        David M. Butowsky
        Attorney-in-Fact

                MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND

                           EXHIBIT INDEX
                           -------------

  8(a) Amended and Restated Transfer Agency and Service Agreement, dated September 1, 2000.

  10(a)     Consent of Independent Auditors.

  10(b)     Consent of PricewaterhouseCoopers LLP.

  14. Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001.

  16(a) Code of Ethics of Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Distributors Inc., as well as other MSDW affiliated entities.

  16(b)     Code of Ethics of the Morgan Stanley Dean W``````    itter Funds

  Other     Power of Attorney for James F. Higgins